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                                  EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement (No. 333-28123) of Baker Hughes Incorporated of our report dated November 13, 1996, incorporated by reference in the Annual Report on Form 10-K of Baker Hughes Incorporated for the year ended September 30, 1996.



/s/ Deloitte & Touche LLP
___________________________________________

DELOITTE & TOUCHE LLP

Houston Texas

July 7, 1997